Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	December 16, 2002	Closing Date:	October 19, 2000

Collection Period Begin Date:	November 1, 2002	Previous Distribution Date:	November 15, 2002
Collection Period End Date:	November 30, 2002	Previous Collection Period End Date:	October 31, 2002

A. Initial Bond Characteristics	Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i. Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii. Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii. Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv. Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v. Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi. Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

	Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
B. Bond Balances	11/15/02	12/16/02	11/15/02	12/16/02	11/15/02	12/16/02

i. Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii. Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii. Class A-3 Notes	123,813,230	107,837,281	39.31%	34.23%	—	—
iv. Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v. Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi. Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i. Initial Reserve Deposit	$7,128,117.29
ii. Beginning of Period Reserve Balance	7,128,117.29
iii. Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv. Specified Reserve Account Floor	7,128,117.29
v. Specified Reserve Account Balance	7,128,117.29
vi. Reserve Account Release	—
vii. Reserve Account Draws	—
viii. Reserve Account Deposits	—
ix. End of Period Reserve Balance	7,128,117.29
x. Specified Credit Enhancement Percent	3.25%
xi. Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i. Servicing Fee Percentage	1.00%
ii. Beginning of Period Servicing Shortfall	—
iii. End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	December 16, 2002	Closing Date:	October 19, 2000

Collection Period Begin Date:	November 1, 2002	Previous Distribution Date:	November 15, 2002
Collection Period End Date:	November 30, 2002	Previous Collection Period End Date:	October 31, 2002

	Initial Balance	Balance as of		Percent of Original as of
E. Portfolio Characteristics	09/30/00	10/31/02	11/30/02	10/31/02	11/30/02

i. Principal Balance	$950,415,639	$271,932,933	$255,420,324	28.61%	26.87%
ii. Number of Contracts	73,293	33,648	32,444	45.91%	44.27%
iii. Weighted Average Coupon (WAC)	9.44%	9.51%	9.51%
iv. Weighted Average Original Term	61.40	62.83	62.90
v. Weighted Average Remaining Term	49.40	30.47	29.72
vi. Weighted Average Seasoning	12.00	32.36	33.18

	# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
F. Portfolio Performance	10/31/02	11/30/02	10/31/02	11/30/02	10/31/02	11/30/02	10/31/02	11/30/02

i. 30-59 Days Delinquent	704	628	2.09%	1.94%	$5,871,081	$5,178,923	2.16%	2.03%
ii. 60-89 Days Delinquent	142	167	0.42%	0.51%	1,218,645	1,268,794	0.45%	0.50%
iii. 90-119 Days Delinquent	60	41	0.18%	0.13%	424,635	318,699	0.16%	0.12%
iv. 120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v. Repo In Inventory (Charged-off)	8	18	0.02%	0.06%	113,397	209,565	0.04%	0.08%
vi. Repo In Inventory (Not Charged-Off)	20	22	0.06%	0.07%	219,915	234,752	0.08%	0.09%
vii. Gross Charge-Offs in Period	48	58	0.14%	0.18%	306,760	379,766	0.11%	0.15%

	$		% of Original Balance
G. Portfolio Charge-Offs	10/31/02	11/30/02	10/31/02	11/30/02

i. Gross Charge-Offs In Period	$306,760	$379,766	0.032%	0.040%
ii. Cumulative Gross Charge-Offs	11,423,835	11,803,600	1.202%	1.242%
iii. Net Losses In Period	136,658	209,323	0.014%	0.022%
iv. Cumulative Net Losses	7,632,024	7,841,347	0.803%	0.825%

H. Pool Collections

i. Borrower Interest Collections	$2,044,430.37
ii. Borrower Principal Collections	15,455,516.66
iii. Net Liquidation Proceeds	136,650.00
iv. Recoveries	170,442.21
v. Repurchase Amounts (Interest)	4,534.16
vi. Repurchase Amounts (Principal)	540,676.96
vii. Total Interest Collections	2,048,964.53
viii. Total Principal Collections	16,303,285.83

I. Pool Balance Reconciliation

i. Beginning Pool Balance	$271,932,933.29
ii. Pool Balance Reductions from Principal Collections	16,132,843.62
iii. Gross Charge-Offs In Period	379,765.64
iv. Ending Pool Balance	255,420,324.03

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	December 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	November 1, 2002	Previous Distribution Date:	November 15, 2002
Collection Period End Date:	November 30, 2002	Previous Collection Period End Date:	October 31, 2002

J.	Total Available

i.	Total Pool Collections		$18,352,250.36
ii.	Reinvestment Income from Reserve Account		1,700.96
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$18,353,951.32

K.	Waterfall
		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$226,610.78
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$226,610.78	$226,610.78	$18,353,951.32	$7,128,117.29	$0.00	$226,610.78
ii.	Class A Notes Interest Distribution		1,272,033.87	18,127,340.54	7,128,117.29	0.00	1,272,033.87
	Class A Notes Balance	227,453,230.25
	Pool Balance	255,420,324.03

iii.	First Priority Principal Distribution	0.00	0.00	16,855,306.67	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	16,855,306.67	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	255,963,230.25
	Pool Balance	255,420,324.03

v.	Second Priority Principal Distribution	542,906.22	542,906.22	16,687,097.67	7,128,117.29	0.00	542,906.22
vi.	Class C Notes Interest Distribution		88,412.00	16,144,191.45	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	16,055,779.45			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	270,223,230.25
	Specified Credit Enhancement Amount	8,301,160.53
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	1,173,043.24
	Target Securities Balance	254,247,280.79

viii.	Regular Principal Distribution	15,433,043.24	15,433,043.24	16,055,779.45			15,433,043.24
ix.	Release to Seller		622,736.21	622,736.21	7,128,117.29		622,736.21

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	December 16, 2002	Closing Date:	October 19, 2000
Collection Period Begin Date:	November 1, 2002	Previous Distribution Date:	November 15, 2002
Collection Period End Date:	November 30, 2002	Previous Collection Period End Date:	October 31, 2002

L.	Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

	Total Class A Notes			$1,272,033.87	$—	$—	$1,272,033.87	$1,272,033.87	$—
	Class A-1 Notes	6.745%	31	—	—	—	—	—	—
	Class A-2 Notes	6.70%	30	—	—	—	—	—	—
	Class A-3 Notes	6.67%	30	688,195.20	—	—	688,195.20	688,195.20	—
	Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
	Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
	Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.	Bond Principal Distributions

	First Priority Principal Distribution	$—
	Second Priority Principal Distribution	542,906.22
	Regular Principal Distribution	15,433,043.24
	Total Principal Distribution	15,975,949.46

	Class A-1 Notes Principal Distribution	—
	Class A-2 Notes Principal Distribution	—
	Class A-3 Notes Principal Distribution	15,975,949.46
	Class A-4 Notes Principal Distribution	—
	Class B Notes Principal Distribution	—
	Class C Notes Principal Distribution	—